MANAGERS
--------

PROSPECTUS



access to excellence
Special Equity Fund (Managers Class and I Class)
Dated May 1, 2004

The Managers Funds
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

			Table of Contents
			-----------------

RISK/RETURN SUMMARY
 Key Information					 1
 Performance Summary                                     4
 Fees and Expenses                                       6

SUMMARY OF THE FUND
 The Managers Funds					 8
 Special Equity Fund					 9

ADDITIONAL PRACTICES/RISKS
 Other Securities and Investment Practices              12
 A Few Words About Risk 			        13

ABOUT YOUR INVESTMENT
 Financial Highlights 					15
 Your Account						16
 How to Purchase Shares 			        19
 How to Sell Shares 				        20
 Investor Services 				        21
 Other Operating Policies 				21
 Frequent Trading Policy			        22
 Account Statements                                     23
 Dividends and Distributions                            23
 Tax Information                                        23
 Description of Index                                   25


Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

  Risk/Return Summary
 KEY INFORMATION
 ---------------
This Prospectus contains important information for anyone interested in investing in the Managers Class or the I Class shares of Managers Special Equity Fund (the "Fund"), a series of The Managers Funds and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Fund.
The following is a summary of the goals, principal strategies and principal risk factors of the Fund.



Goal		   Principal Strategies	  	    Principal Risk
---- 		   --------------------	  	    --------------
Long-term 	   Invests principally in 	    Intelligence Risk
capital		   common and preferred stocks      Liquidity Risk
appreciation       of small and medium companies;   Market Risk
from equity        "small companies" are companies  Mid-Capitalization
securities of	   with capitalizations that at      Stock Risk
small-and          the time of purchase are less    Price Risk
medium-		   than $2.5 billion and "medium    Small-Capitalization
capitalization	   companies" are companies with     Stock Risk
companies	   capitalizations that at the time
		   of purchase are between
		   $1 billion and $12 billion


		   Invests at least 80% of its
                   assets in equity securities,i.e.
                   common and preferred stocks

                   Seeks investments with the
                   potential for capital
                   appreciation as a result of
                   earnings growth or improvements
                   in equity valuation
1

  Principal Risk Factors
  ======================
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Intelligence Risk
-----------------
Intelligence risk is a term created by The Managers Funds LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Liquidity Risk
--------------
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk
-----------
Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund's portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund's investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk
-----------------------------
Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Price Risk
----------
As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Small-Capitalization Stock Risk
-------------------------------
Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

  PERFORMANCE SUMMARY
  -------------------
The following bar charts and table illustrate the risks of investing in the Fund by showing the Fund's year-by-year total returns and how the performance has varied from year to year and by comparing the Fund's performance to that of a broadly based securities market index. The bar chart and table assume that all dividend and capital gain distributions have been reinvested for the Fund and the applicable index. A description of the index is included in Appendix A. Past performance of a Fund (before and after taxes) does not guarantee future results.

			Special Equity Fund
		Annual Total Returns - Last Ten Calendar Years
			(Managers Class Shares)

Year			Annual Total Returns
-------			--------------------
1994			-2.0%
1995			33.9%
1996			24.8%
1997			24.4%
1998			 0.2%
1999			54.1%
2000			-2.6%
2001			-8.1%
2002			-22.0%
2003			 42.5%


Best Quarter: 35.9% (4th Quarter 1999)
Worst Quarter: -23.7% (3rd Quarter 2001)

			Average Annual Total Returns (a)
				(as of 12/31/03)

			    (Managers Class Shares)


Special Equity Fund
(inception 6/1/84)	 1 Year  	5 Years  	10 Years   	    Since
			 ------  	-------         --------  	  Inception
						    	 		  ---------
Return Before Taxes	42.50% 	         8.94% 	 	12.10%            13.99%

Return After Taxes	42.50%	         7.98%	        10.68%            N/A
on Distributions

Return After Taxes
on Distributions
and Sale of Fund
Shares 			27.63%	         7.24%	         9.94%            N/A

Russell 2000 Index(b)	47.25%	         7.13%	         9.47%            11.07%
(before taxes)



(a) After-tax returns are calculated by Lipper. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situationand may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns are shown for only the Managers Class shares because the I Class shares are new. Returns for the I Class shares will vary from those of the Managers Class shares.
(b) Reflects no deduction for fees, expenses or taxes.

  FEES AND EXPENSES
  -----------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)  ....................None
Maximum Deferred Sales Charge (Load)     ....................None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions ............... None
Redemption Fee ..............................................None

				Annual Fund Operating Expenses (1)
			(expenses that are deducted from Fund assets)

					Managers
					Class 		I Class
					-----           -------
Management Fees 			0.90% 		0.90%
Distribution (12b-1) Fees 		0.00% 		0.00%
Other Expenses 				0.56% 		0.37%
Total Annual Fund Operating Expenses 	1.46% 		1.27%
					-----		-----
Fee Waiver/Expense Reimbursement (2)   -0.02% 	       -0.02%
					-----		-----
Net Annual Fund Operating Expenses 	1.44% 		1.25%
					=====		=====

(1) The Fund has entered into arrangements with unaffiliated broker-dealers to pay a portion of the Fund's expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 in amounts less than the amounts shown above. After giving effect to these expense offsets, the "Total Annual Fund Operating Expenses" for the fiscal year ended December 31, 2003 for the Fund were and would have been as follows:
Managers Class - 1.41% and I Class - 1.22%.

(2) In connection with the appointment on December 19, 2003, of Essex Investment Management Company, LLC ("Essex") as a subadvisor to Managers Special Equity Fund, The Managers Funds LLC has contractually agreed to waive a portion of its fee or reimburse expenses of the Fund, through at least May 1, 2005, commensurate with the savings in the subadvisory fee paid to Essex, which equates to 0.10% of the average daily net assets of the portion of the Fund managed by Essex in excess of $100 million. Based on the assets of the Fund managed by Essex at May 1, 2004 and the total assets of the Fund at December 31, 2003, this undertaking can be expected to reduce the Fund's Total Annual Fund Operating Expenses by approximately 0.02%. The actual amount of any reduction in Total Annual Fund Operating Expenses as a result of this expense limitation may be more or less than 0.02% depending upon the actual total assets of the Fund and the portion of the Fund's assets managed by Essex for the current year.

EXAMPLE
-------
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Managers Class or I Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


Special Equity
Fund: 			1 Year 	   3 Years 	5 Years      10 Years

Managers Class 		$147 	   $460 	$796 	     $1,745
I Class		        $127 	   $401		$695 	     $1,532


Although the Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Summary of the Fund
===================

THE MANAGERS FUNDS
------------------
The Managers Funds Family of Funds is a mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. The Fund employs a multi-manager investment approach which can provide added diversification within each portfolio. Managers Special Equity Fund offers three classes of shares: the Managers Class, the R Class and the I Class. Only the Managers Class and the I Class shares are offered by this prospectus.

The Managers Funds LLC (the "Investment Manager"), an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund's overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund. The Securities and Exchange Commission has given the Fund an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manger or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's distributor. MDI receives no compensation from the Fund for its services as a distributor.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goals.

Special Equity Fund
===================

FUND FACTS
----------

Objective:		Long-term capital appreciation
Investment Focus: 	Equity securities of small- and medium-sized
			U.S. companies
Benchmark: 		Russell 2000 Index
Ticker: 		MGSEX (Managers Class)
			MSEIX (I Class)

Objective

The Fund's objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks; this policy may not be changed without providing shareholders 60 days notice. Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of small-capitalization companies, that is, companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund's capitalization limits.

The Fund's assets are currently allocated among five asset managers, each of which acts independently of the other and uses its own methodology to select portfolio investments. Three asset managers utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and which are thus selling at valuations less than should be expected. The other two asset managers utilize a growth approach to investing whereby they seek to identify companies which are exhibiting rapid growth in their businesses. All five asset managers examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The asset managers, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the asset managers believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of the Fund's asset managers do not ordinarily involve trading securities for short-term profits, any asset manager may sell a security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs, which may have an adverse effect on the Fund's performance, and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:
* Are seeking an opportunity for additional returns through small-and medium-capitalization equities in your investment portfolio

* Are willing to accept a higher degree of risk for the opportunity of higher potential returns

* Have an investment time horizon of five years or more

This Fund may NOT be suitable if you:

* Are seeking stability of principal

* Are investing with a shorter time horizon in mind

* Are uncomfortable with stock market risk

* Are seeking current income

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Donald Smith & Co., Inc. ("Donald Smith"), Kern Capital Management LLC ("Kern"), Essex Investment Management Company, LLC ("Essex"), Skyline Asset Management, L.P. ("Skyline") and Westport Asset Management, Inc. ("Westport") each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2003, Donald Smith had approximately $1.7 billion in assets under management. Donald G. Smith is the portfolio manager of the portion of the assets managed by Donald Smith. He has been the President of, and a portfolio manager for, Donald Smith, since 1983.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2003, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern.
Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm's formation. Prior to that time, he was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Essex has managed a portion of the Fund since December 2003. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. Affiliated Managers Group, Inc. owns a majority interest in Essex. As of December 31, 2003, Essex had assets under management of approximately $5.9 billion. Craig Lewis is the portfolio manager of the portion of the assets managed by Essex. He is a Principal of, and a portfolio manager for, Essex, positions he has held with Essex since May 2002. Mr. Lewis was a Senior Vice President of, and a portfolio manager for, Putnam Investments, from 1998 to 2002.

Skyline has managed a portion of the Fund since December 2000.
Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. The general partner of Skyline is Affiliated Managers Group, Inc. As of December 31, 2003, Skyline had assets under management of approximately $1.6 billion. William M. Dutton and a team of analysts are the portfolio managers for the portion of the Fund managed by Skyline. Mr. Dutton is the Managing Partner of, and a portfolio manager for, Skyline, and has held such positions with the firm since the firm's formation.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2003, Westport had assets under management of approximately $2.9 billion. Andrew J. Knuth and Edmund Nicklin are the portfolio managers for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman of Westport and has acted in those capacities for the firm since its formation. Mr. Nicklin is a Managing Director of, and a portfolio manager for, Westport, and has acted in those capacities for the firm since 1997. Prior to joining the firm, he was a Portfolio Manager for Evergreen Funds since 1982.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.90% of the average daily net assets of the Fund. The Managers Funds LLC, in turn, pays a portion of this fee to Donald Smith, Kern, Essex, Skyline and Westport.

	Additional Practices/Risks
        ==========================

OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Fund.

Restricted and Illiquid Securities- The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements- The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Initial Public Offerings- The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives- The Fund may invest in derivatives. Derivatives, which include options, futures and forward currency contracts, are financial instruments whose value derives from another security, an index or financial indicator or a currency. The Fund may use derivatives to reduce or increase its exposure to market price movements either to protect against losses (hedging) or to increase returns. While hedging can guard against potential risks, it can increase Fund expenses and can eliminate some opportunities for gains. Derivative positions may not perform as anticipated and can result in losses, which certain types of derivative positions may amplify. In addition, a Fund may suffer losses because it is unable to close out a derivative position when desired. The Fund is not obligated to hedge and there is no guarantee that the Fund will hedge any of its positions.

When-Issued Securities- The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


A FEW WORDS ABOUT RISK
----------------------
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.
* Despite statistics, the risks of any action are different for every person and may change as a person's circumstances change;

* Everybody's perception of reward is different; and

* High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

    About Your Investment

FINANCIAL HIGHLIGHTS
--------------------
The following Financial Highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share of the Managers Class shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund's Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund's Annual Report, which is available upon request.

Financial Highlights
--------------------

For a share of capital stock of Managers Class outstanding throughout each year


			  			 For the year ending December 31,
Managers Special
Equity Fund 		  2003 	 	  2002     	   2001   	   2000    	1999
			  ----		  ----		   ----		   ----		----

Net Asset Value,         $55.08		 $70.59	 	  $76.82	  $91.42 	$61.23
Beginning of Year

Income from Investment
Operations:

Net investment loss       (0.43)          (0.34)           (0.18)          (0.12)	 (0.29)

Net realized and
unrealized gain (loss)
on investments
		          23.83		 (15.17)           (6.05)          (2.71)	 33.30
Total from investment
operations 	          23.40	         (15.51)           (6.23)          (2.83)        33.01

Less Distributions to
Shareholders from:
Net realized gain on
investments 	      	    -	            -	             -            (11.7)         (2.82)

Net Asset Value,
End of Year 	         $78.48           $55.08          $70.59          $76.82        $91.42

Total Return 	          42.50%          (21.98)%         (8.07)%         (2.56)%       54.11%

Ratio of net expenses
to average net assets      1.43%            1.31%           1.29%           1.26          1.31%

Ratio of total expenses
to average net assets 	   1.46% (1)        1.32%           1.30%           1.26          1.31%

Ratio of net investment
loss to average net
assets 		           (0.72)%         (0.56)%         (0.27)%         (0.16)%       (0.47)%

Portfolio turnover 	       64%             67%             62%             69%           89%
Net assets at end
of year (000's omitted)    $3,279,318     $2,020,821       $2,295,234       $2,132,37    $1,543,150



(1) Excludes the impact of expense reimbursements and expense offsets such as balance credits from the Custodian and brokerage recapture credits.
The following note should be read in conjunction with the Financial Highlights of the Fund presented above.

   YOUR ACCOUNT
   ------------
You may invest in the Fund by purchasing either Managers Class shares, R Class shares or I Class shares. Only the Managers Class and I Class shares are offered by this prospectus. Each Class of shares is subject to different minimum initial investment amounts, as described below. The net asset value per share of the Managers Class and I Class shares may also differ. In all other material aspects, Managers Class and I Class shares are the same, each representing a proportional interest in the Fund.

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) of the Managers Class or the I Class next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading. The NAV per share of each Class is equal to the Fund's net worth (assets minus liabilities) allocable to that Class of shares divided by the number of shares outstanding of that Class. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day's offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, a Fund's NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.
The Fund's investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

Share Classes of Special Equity Fund
You may invest in the Fund by purchasing shares of either the Managers Class shares or the I Class shares. Each class of shares is subject to a different minimum initial investment requirement, as described in greater detail below. In addition, each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne indirectly by the shareholders of each class and the returns realized by such shareholders. The Managers Class shares may be purchased directly from the Fund through its distributor or through financial intermediaries that have entered into arrangements with the Trust or the Manager to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Class. In general, the Managers Class shares are subject to a minimum initial investment of $2,000. The I Class shares may be purchased directly from the Fund through its distributor, subject to a $250,000 minimum investment requirement, or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing I Class shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary. As a result of these differences in the distribution and servicing arrangements and the minimum account requirements applicable to each class, the Managers Class shares can be expected to bear higher expenses than the I Class shares and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in the Fund.

Minimum Investments in the Fund
-------------------------------
Cash investments in the Fund must be in U.S. dollars. Third-party checks and "starter" checks will not be accepted for the initial investment in the Fund or for any additional investment amounts.
The following table provides the minimum initial and additional investments in the Fund for Manager Class shares and I Class shares:



		     Managers Class 		       I Class
		     ==============		       =======
		Initial       Additional	Initial	     Additional
		Investment    Investment        Investment   Investment
		----------    ----------        ----------   ----------

Regular Accounts $2,000 	$100 		$250,000 	$1,000

Traditional IRA   1,000          100             250,000         1,000

ROTH IRA          1,000          100             250,000         1,000

Education
Savings Account   1,000          100             N/A             N/A

SEP IRA 	  1,000          100             N/A             N/A

SIMPLE IRA        1,000          100             N/A             N/A


The Fund or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees. You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES
----------------------
You may purchase shares of the Fund once you have established an account with The Managers Funds (the "Trust"). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.


BY MAIL
* To open your account, complete and sign the account application and make your check payable to The Managers Funds. Mail the check and account application to:

The Managers Funds
c/o BFDS, Inc.
P.O. Box 8517
Boston, MA 02266-8517

* To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

BY TELEPHONE
*After establishing this option on your account, call the Fund at
(800) 252-0682. The minimum additional investment is $100 for Managers Class shares and $1,000 for I Class shares.

BY WIRE
* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101;
ABA #011000028; BFN-The Managers Funds A/C 9905-001-5, FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET
* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100 for Managers Class shares and $1,000 for I Class shares.
Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order in proper form. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

BY MAIL
* Write a letter of instruction containing:
- the name of the Fund(s)
- dollar amount or number of shares to be redeemed
- your name
- your account number(s)
- signatures of all account owners

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517, Boston, MA 02266-8517.

BY TELEPHONE
* After establishing this option on your account, call the Fund at
(800) 252-0682.

* Telephone redemptions are available only for redemptions which are below $25,000 for the Managers Class shares and $250,000 for I Class shares.

BY INTERNET
* See our website at http://www.managersfunds.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over of the Managers Class and $250,000 and over for I Class shares of the Fund require a signature guarantee.
A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES
-----------------
Automatic Reinvestment Plan Allows your dividends and capital gains distributions to be reinvested in additional shares of the Fund or another Fund in the Managers Funds Family of Funds. You can elect to receive cash.

Automatic Investments Allows you to make automatic deductions of $100 or more from a designated bank account into a Fund account.

Automatic Redemption Allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

Individual Retirement Accounts Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege Allows you to exchange your shares of the Fund for shares of most of the other funds in any of our fund families subject to certain conditions. In addition, exchanges between classes of the Fund are subject to the requirements for an investment in the class into which you wish to exchange. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund's shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

OTHER OPERATING POLICIES
------------------------
The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund reserves the right to:
* redeem an account if the value of the account falls below $500 for Managers Class shares or $250,000 for I Class shares due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption-in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY
-----------------------
The Fund has a policy of discouraging frequent trading in Fund shares, sometimes referred to as "market timing," because such activities may be disruptive to the management of a Fund's portfolio. The Fund reserves the right to refuse a purchase order for any reason and may limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS
------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Income dividends, if any, for each class of the Fund, are normally declared and paid annually. Capital gain distributions, if any, for each class of the Fund, are normally declared and paid annually in December.

TAX INFORMATION
---------------
Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA
23
accounts.
If you are permitted to purchase shares of the Fund by means of an inkind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

APPENDIX A: DESCRIPTION OF INDEX
--------------------------------

Russell 2000(R) Index
Frank Russell Company produces a family of 21 U.S. equity indexes.
The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000(R) Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index,which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2003, the average market capitalization was approximately $855 million; the median market capitalization was approximately $465 million. As of December 31, 2003,the range of market capitalizations for the Russell 2000 Index was $63.2 million to $2.4 billion.

25

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Additional Information
Additional information about the Fund and its investments are available in its Statement of Additional Information and the Semi-Annual and Annual Reports for the Fund, which is available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone: 1-800-835-3879

By Mail: The Managers Funds
   800 Connecticut Avenue
   Norwalk, CT 06854

On the Internet: Electronic copies are available on our website at http://www.managersfunds.com

In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. Information about the Fund including the Fund's current Statement of Additional Information and Annual and Semi-Annual Reports are on file with the Securities and Exchange Commission. The Fund's Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Fund is also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Fund also may be reviewed and copied at the SEC's Public Reference Room. Call (202)942-8090 for information on the operation of the SEC's Public Reference Room.
Investment Company Act Registration Number 811-3752